EXHIBIT 24

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ ANDREA JUNG
Andrea Jung

24-1

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ SUSAN J. KROPF
Susan J. Kropf

24-2

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ ROBERT J. CORTI
Robert J. Corti

24-3

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ JANICE MAROLDA KLETTNER
Janice Marolda Klettner

24-4

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ FRED HASSAN
Fred Hassan

24-5

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of April, 2005.

/S/ ANN S. MOORE
Ann S. Moore

24-6

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ LAWRENCE A. WEINBACH
Lawrence A. Weinbach

24-7

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ W. DON CORNWELL
W. Don Cornwell

24-8

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of April, 2005.

/S/ STANLEY C. GAULT
Stanley C. Gault

24-9

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ PAULA STERN
Paula Stern

24-10

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ EDWARD T. FOGARTY
Edward T. Fogarty

24-11

POWER OF ATTORNEY

The undersigned in his or her capacity as an officer or director or both of Avon Products, Inc. hereby constitutes and appoints Gilbert L. Klemann, II, Katharine A. O’Hara and Kim K. Azzarelli, each his or her true and lawful attorney-in-fact with the authority to execute in his or her name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933, as amended, relating to the Avon Personal Savings Account Plan and any and all amendments thereto necessary or advisable to enable Avon Products, Inc. to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate; and the undersigned does hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of April, 2005.

/S/ MARIA ELENA LAGOMASINO
Maria Elena Lagomasino

24-12